UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 3, 2005
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                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

         1-13469                                         65-0429858
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   (Commission File Number)                    (IRS Employer Identification No.)


      2 Ridgedale Avenue, Cedar Knolls, New Jersey                  07927
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

      (a)
      (1)
      The Registrant has filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of the State of Florida effective May 3, 2005. Please see information included in this report attached on Item 9.01(c), Exhibit 3.1 regarding the Articles of Amendment to the Articles of Incorporation of MediaBay, Inc.

      (2)
      The Articles of Incorporation were revised to increase total authorized capital stock from 155,000,000 shares to 305,000,000 shares. Authorized no par value common voting stock was increased from the previous 150,000,000 shares to 300,000,000 shares. Registrant's authorized no par value preferred stock remains unchanged at 5,000,000 shares.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      3.1 Articles of Amendment to the Articles of Incorporation of MediaBay, Inc. filed May 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MediaBay, Inc.
                                   (Registrant)


                                   By: /s/ John F. Levy
                                       -----------------------------------------
                                       John F. Levy
                                       Vice Chairman and Chief Financial Officer


Date:  May 3, 2005